UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 6, 2020 (May 5, 2020)

AGREE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland

(State of other jurisdiction of incorporation)

1-12928 (Commission file number)	38-3148187 (I.R.S. Employer Identification No.)

70 E. Long Lake Road Bloomfield Hills, MI (Address of principal executive offices)	48304 (Zip code)

(Registrant’s telephone number, including area code) (248) 737-4190

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	ADC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 5, 2020, Agree Realty Corporation (the “Company”) held its annual meeting of stockholders. The matters on which the stockholders voted were:

a)	To elect three directors to serve until the annual meeting of stockholders in 2023 and to elect one director to serve until the annual meeting of stockholders in 2021; and

b)	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2020; and

c)	To approve, by non-binding vote, executive compensation; and

d)	To approve the 2020 Omnibus Incentive Plan.

The four nominees were elected, the appointment of the independent registered public accounting firm was ratified, and the executive compensation was approved by non-binding vote. In addition, the 2020 Omnibus Incentive Plan, as described in the Company’s proxy statement filed on March 23, 2020, was approved. The results of the voting were as follows:

Election of Directors:

Director	Votes For	Votes Withheld	Broker Non-Votes
Merrie Frankel	35,894,369	1,294,476	2,608,350
Farris G. Kalil	35,877,091	1,311,754	2,608,350
Simon Leopold	36,835,150	353,695	2,608,350
William S. Rubenfaer	36,277,396	911,449	2,608,350

Ratification of Appointment of Independent Registered Public Accounting Firm:

Votes For	Votes Against	Abstentions	Broker Non-Votes
39,679,896	94,753	22,546	0

Approval, by Non-Binding Vote, of Executive Compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,193,668	909,047	86,130	2,608,350

Approval of the 2020 Omnibus Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,787,855	2,303,047	97,943	2,608,350

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

10.1	The Agree Realty Corporation 2020 Omnibus Incentive Plan (incorporated herein by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Commission on March 23, 2020).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION

	By:	/s/ Clayton R. Thelen
		Name:	Clayton R. Thelen
		Title:	Chief Financial Officer and Secretary

Date: May 6, 2020